As filed with the Securities and Exchange Commission on December 22, 1999

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8 - K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       DATE OF REPORT - DECEMBER 22, 1999



Commission   Registrant, State of Incorporation      I.R.S. Employer
File Number  Address and Telephone Number           Identification No.
-----------  -------------------------------------  ------------------

0-25595      NIAGARA MOHAWK HOLDINGS, INC.          16-1549726
             (a New York corporation)
             300 Erie Boulevard West
             Syracuse, New York 13202
             Telephone 315-474-1511

1-2987      NIAGARA MOHAWK POWER CORPORATION        15-0265555
            (a New York corporation)
            300 Erie Boulevard West
            Syracuse, New York 13202
            Telephone 315-474-1511

Item 5.  Other Events
---------------------

(a) On December 22, 1999, Niagara Mohawk Power Corporation issued a press release regarding Rochester Gas & Electric Corporation's decision to exercise its right of first refusal with respect to Niagara Mohawk's announced sale of its nuclear generating assets to AmerGen Energy Company, LLC. (Exhibit No. 99)



Item 7.  Financial Statements and Exhibits
------------------------------------------

Exhibits - Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 - Press release regarding Rochester Gas & Electric Corporation's decision to exercise its right of first refusal with respect to Niagara Mohawk's announced sale of its nuclear generating assets to AmerGen Energy Company, LLC.

             NIAGARA MOHAWK HOLDINGS, INC. AND SUBSIDIARY COMPANIES


                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                             NIAGARA MOHAWK HOLDINGS, INC.
                                             -----------------------------
                                                    (Registrant)



Date:  December 22, 1999                     By: /s/Steven W. Tasker
                                                  ----------------------------
                                                 Steven W. Tasker
                                                 Vice President-Controller and
                                                 Principal Accounting Officer,
                                                 in his respective capacities
                                                 as such





                                             NIAGARA MOHAWK POWER CORPORATION
                                             ---------------------------------
                                                    (Registrant)



Date:  December 22, 1999                     By: /s/Steven W. Tasker
                                                 -----------------------------
                                                 Steven W. Tasker
                                                 Vice President-Controller and
                                                 Principal Accounting Officer,
                                                 in his respective capacities
                                                 as such

                                  EXHIBIT INDEX
                                  -------------

Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 - Press release regarding Rochester Gas & Electric Corporation's decision to exercise its right of first refusal with respect to Niagara Mohawk's announced sale of its nuclear generating assets to AmerGen Energy Company, LLC.